UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 14, 2019
Kemper Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 001-18298

DE	95-4255452
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
200 E. Randolph Street, Suite 3300, Chicago, IL 60601
(Address of principal executive offices, including zip code)
312-661-4600
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of
the Exchange Act.    ☐

Section 8. – Other Events

Item 8.01.	Other Events.
On January 14, 2019, Kemper Corporation ("Kemper" or the "Registrant") issued a press release announcing that: (i) it will issue its fourth quarter 2018 earnings release and financial supplement before the markets open on Monday, February 11, 2019; (ii) it will host its conference call to discuss its fourth quarter 2018 and full year results on Monday, February 11, 2019, at 4:15 p.m. Eastern (3:15 p.m. Central); (iii) it expects to file its annual report on Form 10-K with the Securities and Exchange Commission (the “SEC”) on or about February 14, 2019; (iv) on Friday, December 28, 2018, Kemper repaid $215 million of the $250 million term loan due June 29, 2020; and (v) it estimates its fourth quarter 2018 results will include pre-tax catastrophe losses, including the impacts of the California wildfires, ranging from $25 million to $30 million, net of reinsurance. Kemper anticipates $30 million to $35 million of reinsurance recoveries, largely from its 2018 catastrophe aggregate reinsurance program. 2018 was the first year Kemper entered into a catastrophe aggregate reinsurance program to mitigate capital and earnings volatility associated with high-frequency, low-severity catastrophe events.
The Registrant's press release is furnished as Exhibit 99.1 to this report.
Caution Regarding Forward-Looking Statements
This report may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.
Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this press release. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper with the SEC. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this report. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.
Section 9. – Financial Statements and Exhibits.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits

99.1 Registrant’s press release dated January 14, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kemper Corporation

Date:	January 15, 2019	/S/ RICHARD ROESKE
Richard Roeske
Vice President and Chief Accounting Officer (principal accounting officer)